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                                              Exhibit 10.53

STATE OF SOUTH CAROLINA                )
                                       )              MODIFICATION AGREEMENT
COUNTY OF AIKEN                        )             RELATING INTER ALIA TO THE
                                       )                    FOLLOWING:
                                       )
                                       )              MORTGAGE, ASSIGNMENT OF
                                       )               LEASES AND RENTS AND
                                       )                SECURITY AGREEMENT
                                       )               DATED JUNE 6, 1988 TO
                                       )             BE EFFECTIVE JUNE 8, 1988
                                       )              AND RECORDED WITH THE
                                       )                 REGISTER OF DEEDS
                                       )                 FOR AIKEN COUNTY,
                                       )            SOUTH CAROLINA IN MORTGAGE
                                       )               BOOK 1052 AT PAGE 198


         THIS MODIFICATION AGREEMENT (the "Agreement") executed this day of December, 1999 to be effective as of the 10th day of May, 1999 by and between BRUNNER COMPANIES INCOME PROPERTIES, L.P., I, as successor in interest to MBB DEVELOPMENT ASSOCIATES, ("Borrower") and NEW YORK LIFE INSURANCE COMPANY, whose address is 51 Madison Avenue, New York, New York 10010, ("NYLIC").

         WITNESSETH:

         WHEREAS, NYLIC previously made a loan available to the Borrower in the original principal amount of Eleven Million Four Hundred Thousand and No/100 Dollars ($11,400,000.00) (the "Loan");

         WHEREAS, the Loan was evidenced by that certain promissory note in the original amount of $11,400,000.00 from Borrower for the benefit of NYLIC (the "Note") and secured inter alia by a lien on that certain parcel of real property and improvements thereon pursuant to that certain Mortgage, Assignment of Leases and Rents and Security Agreement from Borrower dated June 6, 1988 to be effective June 8, 1988 and recorded with the Register of Deeds for Aiken County, South Carolina in Mortgage Book 1052 at Page 198 as amended by that certain Loan Modification and Extension Agreement and Mortgage Amendment, effective as of June 10, 1993 recorded in Mortgage Book 718, page 337, as further amended by that certain Second Loan Modification and Extension Agreement and Mortgage Amendment, effective as of June 10, 1994, recorded in Mortgage Book 777, Page 324 and further amended by that certain Third Loan Modification and Extension Agreement, Cross Pledge and Default Agreement, and Mortgage Amendment Agreement, effective September 29, 1995 recorded in Mortgage Book 805, Page 48 (the "Third Loan Modification Agreement") and further amended by that certain Modification Agreement, effective December 10, 1998 recorded in Mortgage Book 956, Page 41 (as amended, modified or assigned, the "Mortgage").


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         WHEREAS, the Note and the Mortgage and any and all other documents related to the Loan are collectively referred to as the "Loan Documents".

         WHEREAS, except as otherwise provided, all terms herein shall have the meanings ascribed thereto in the Loan Documents;

         WHEREAS, the Loan became due and payable in full on May 10, 1999, which was the maturity date of the Loan, NYLIC has notified Borrower of the same and Borrower desires NYLIC to waive the maturity date and modify the terms of the Loan Documents; and

         WHEREAS, Borrower and NYLIC have agreed to amend certain terms of the Loan and the Loan Documents to inter alia change the maturity date of the Loan to May 10, 2000 and to provide a new repayment schedule.

         NOW, THEREFORE, in consideration of the mutual promises contained hereinbelow, the sum of Five and No/100 Dollars ($5.00) and other good and valuable consideration, the receipt, sufficiency and adequacy of which the parties do hereby acknowledge, the parties do hereby agree as follows:

         1. The Note, and Loan Documents as applicable, are amended as follows:

                  (a) From and after May 10, 1999 through May 10, 2000 (the "Extended Maturity Date"), the Loan will accrue interest at a fixed rate per annum equal to seven (7%) percent;

                  (b) Commencing June 10, 1999 and continuing on the tenth day of each month thereafter until the Extended Maturity Date, payments in the amount of $62,705.00 will be due and payable. Such payments will be applied first to accrued and unpaid interest and then to principal;

                  (c) Commencing June 10, 1999 and continuing on the tenth day of each month thereafter until the Extended Maturity Date, Borrower will deposit into escrow with NYLIC payments for insurance and ad valorem taxes as required under the Loan Documents (such monthly payments currently being equal to $9,258.00);

                  (d) Unless sooner demanded as provided herein, all outstanding principal together with accrued unpaid interest due under the Loan shall be due and payable in full on May 10, 2000;

                  (e) The Borrower shall be entitled to prepay the Note in full at par without fee or premium on a date which is designated by Borrower in writing given to NYLIC at least ten (10) days prior to such date; and,



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                  (f)      Notwithstanding anything to the contrary in the Note
                           or Loan Documents, NYLIC shall have the right, at its sole option, upon fifteen (15) days prior written notice to Borrower, with or without cause and irregardless of whether an event of default shall exist or not, to accelerate repayment of the Loan in full and demand Borrower repay the Loan in full.

                  (g) The terms and provisions of Section 13. Covenants Regarding Tenant Improvement, Leasing Commissions, Capital Improvements and Debt Service Shortfall Escrow Account of the Third Loan Modification Agreement are hereby amended (i) to provide that for the purpose of calculating Net Cash Flow, the term "operating expenses" shall not include any "costs or expenses" for repayment and/or recovery of affiliates or related party loans, equity infusions and/or such payments or returns of capital; and shall include all legal fees and expenses incurred by Borrower, as approved by NYLIC, in connection with the Winn-Dixie Litigation, as such term is defined in the Loan Documents; and (ii) to provide that together with each quarterly statement of Net Cash FLow, Borrower will provide Lender with a written summary and description of all partnership operating costs included in operating expenses for such quarter together with evidence of Borrower's payment of same and, at the request of Lender, Borrower will also provide a description and evidence of payment of any other operating expenses; and, (iii) to provide that the designated depository for the purposes of Section 13 shall be RegionsBank, N.A. 204 Main Street, Thomson, Georgia, or at a branch office of the same.

         2. The Loan Documents are amended by deleting all references to the maturity date of "May 10, 1999" and substituting in lieu thereof the maturity date of May 10, 2000.

         3. The principal balance due and owing under the Loan Documents as of the date hereof, after giving effect to Borrower's payment of all principal payments required to be paid hereunder, is $10,002,941.53. 4.ab The Borrower represents and warrants that, at the time of the execution and delivery of this Agreement, Borrower has good and absolute title to the real property encumbered by the Loan Documents, and has full power and authority to subject the same to the lien of the Loan Documents and the same is free and clear of all liens, charges and encumbrances whatsoever, except those created by the Loan Documents or those known to NYLIC and those set forth in NYLIC's existing title insurance policy for the Loan (the "Title Policy").

         5. Except as otherwise modified hereby, the terms and provisions of the Loan Documents shall remain in full force and effect.

         6.       As a condition precedent to NYLIC's agreement herein:



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                  (a)      upon the execution of this Agreement, Borrower shall
                           pay all costs and expenses, including but not limited to attorney's fees, recording fees and title charges incurred in connection with this Agreement and/or the consummation of the transaction contemplated hereby.

                  (b) no default shall exist under the Loan Documents as of the date hereof nor shall any event have occurred which with the passage of time or the giving of notice, or both, would constitute such a default;

                  (c) upon execution of this Agreement, Borrower shall provide NYLIC evidence that the depository account opened by Borrower with Regions Bank, N.A. in account number 6801003992 (the "Account") for the purpose of holding Net Cash Flow is correctly named "Brunner Companies Income Properties, L.P., I for the benefit of New York Life Insurance Company."

                  (d) Borrower shall provide or cause to be provided to NYLIC an independent title report in form and content acceptable to NYLIC opining that there are no matters of record filed subsequent to December 1, 1998 except for such matters as are expressly approved by NYLIC in its discretion.

                  (e) Borrower will assign all of Borrower's right title and interest in and to any proceeds, monies, funds, property, real or personal received by Borrower in connection with a judgment or by settlement in lieu thereof arising out of or obtained by Borrower in connection with the litigation identified on
                           Schedule I attached hereto (the "Winn-Dixie
                           Litigation") pursuant to the terms of that certain Assignment Agreement, the form of which is attached hereto as Exhibit "A".

         7. Borrower and NYLIC agree that it is the intent of the parties that the execution of this Agreement or any documents as contemplated by this Agreement or the consummation of any transactions contemplated by this Agreement shall constitute a modification, restatement and renewal under the Loan and shall not be construed as a novation.

         8. By executing this Agreement, Borrower is reconfirming the accuracy and correctness of all representations contained in the Loan Documents.

         9. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.



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         10.      Borrower hereby agrees that NYLIC, and its officers,
                  directors, employees and agents are irrevocably and unconditionally released and discharged of any and all claims, demands, obligations, liabilities, costs and expenses, now existing (including, without limitation, any obligations or commitment of NYLIC to provide any financial accommodations to Borrower under the Loan Documents) arising out of or related to the Loan Documents.




                  [THE REST OF THIS PAGE HAS BEEN LEFT BLANK]



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         IN WITNESS WHEREOF, the parties have executed this Agreement this day of December, 1999 to be effective as of May 10, 1999.

WITNESSES AS TO BORROWER:                  BORROWER:


                                           BRUNNER COMPANIES INCOME
                                           PROPERTIES, L.P. I, as successor in
                                           interest to MBB DEVELOPMENT
                                           ASSOCIATES               (SEAL)


                                           By:
------------------------------                ---------------------------------
                                           Name:
------------------------------                  -------------------------------
                                           Its:
------------------------------                 --------------------------------






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         IN WITNESS WHEREOF, the parties have executed this Agreement this day of December, 1999 to be effective as of May 10, 1999.

WITNESS AS TO NYLIC:                       NYLIC:

                                           NEW YORK LIFE INSURANCE COMPANY
                                                                    (SEAL)


                                           By:
------------------------------                ---------------------------------
                                           Name:
------------------------------                  -------------------------------
                                           Its:
------------------------------                 --------------------------------



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STATE OF GEORGIA           )
                           )               PROBATE
COUNTY OF RICHMOND         )


         PERSONALLY appeared before me the undersigned witness and made oath that s/he saw the within-written Brunner Companies Income Properties, L.P. I, as successor in interest to MBB Development Associates by ____________________ ___________________________________, its _________________________________ ,
sign, seal, and as its act and deed, deliver the within-written instrument for the uses and purposes therein mentioned, and that s/he with the other witness whose signature appears above, witnessed the execution thereof.




                                           ------------------------------------
                                                         Witness

SWORN TO before me this
        day of                         , 1999.
-------        ------------------------

                                        (L.S.)
----------------------------------------
Notary Public for Georgia
My Commission Expires:
                      ------------------------



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STATE OF NEW YORK          )
                           )            PROBATE
COUNTY OF                  )


         PERSONALLY appeared before me the undersigned witness and made oath that s/he saw the within-written New York Life Insurance Company, by __________ _________________, its _______________________________, sign, seal, and as its act and deed, deliver the within-written instrument for the uses and purposes therein mentioned, and that s/he with the other witness whose signature appears above, witnessed the execution thereof.




                                           ------------------------------------
                                                         Witness

SWORN TO before me this
        day of                         , 1999.
-------        ------------------------

                                        (L.S.)
----------------------------------------
Notary Public for Georgia
My Commission Expires:
                      ------------------------



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                                   SCHEDULE I


         Description of all parties and proceedings commenced in connection with the collection of past due and future accruing rent for the Winn-Dixie store at White Horse Plaza, Greenville, South Carolina.